Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Patrick E. Allen

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Patrick E. Allen
Patrick E. Allen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jillian C. Evanko

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Jillian C. Evanko
Jillian C. Evanko

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael D. Garcia

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Michael D. Gareia
Michael D. Gareia

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John O. Larsen

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th of February, 2020.

/s/ John O. Larsen
John O. Larsen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Roger K. Newport

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Roger K. Newport
Roger K. Newport

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Dean C. Oestreich

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Dean C. Oestreich
Dean C. Oestreich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas F. O’Toole

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Thomas F. O’Toole
Thomas F. O’Toole

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 13th day of February, 2020.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol P. Sanders

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2020.

/s/ Carol P. Sanders
Carol P. Sanders

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan D. Whiting

hereby constitute and appoint John O. Larsen, Robert J. Durian, James H. Gallegos, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”) relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 13th day of February, 2020.

/s/ Susan D. Whiting
Susan D. Whiting